Van Wagoner Funds

Small-Cap Growth Fund
Growth Opportunities Fund
Emerging Growth Fund
Post-Venture Fund
Technology Fund
Mid-Cap Growth Fund

SUPPLEMENT DATED MAY 1, 2008 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 11, 2008

New Developments and Important News for Shareholders

This Supplement updates certain information contained in the Van Wagoner Funds Prospectus and Statement of Additional Information dated April 11, 2008. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling 1-800-228-2121.

Insight Capital Research & Management, Inc. ("Insight") will not act as subadviser to the Small-Cap Growth Fund, Emerging Growth Fund or Technology Fund. Accordingly, you should disregard all descriptions and references to Insight (including related performance information) in the Prospectus and Statement of Additional Information, which were provided to give shareholders an indication of important changes proposed (but not yet implemented) for their Funds. These Funds' proposed future investment programs (which were subject to shareholder approval of new advisory arrangements) should be disregarded as well. There has been no change concerning Husic Capital Management's status as the proposed subadviser for some of the Funds.

The Board will consider the matter of replacing Insight as proposed subadviser, and other actions, at an upcoming meeting. These actions may include retaining the existing advisory structure for the Funds for which Insight was identified as the proposed subadviser, considering new subadvisory arrangements for some Funds, or reorganizing certain of the Funds into other Funds. Further information concerning the Funds' proposed advisory and subadvisory arrangements, and investment programs, will be communicated at that time.

These developments do not impact the Funds' current advisory arrangements or their current investment programs, as described in the Prospectus and Statement of Additional Information, which will continue unchanged until action is taken and approved by shareholders.